UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549



                                    FORM 8-K



                                 CURRENT REPORT






                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                  June 13, 1997
                                (Date of Report)



                       EVANS WITHYCOMBE RESIDENTIAL, INC.
             (Exact name of registrant as specified in its charter)


                                     1-13256
                              (Commission File No.)


         Maryland                                      86-0766008
(State or other jurisdiction                (I.R.S. employer identification no.)
of incorporation or organization)


         6991 East Camelback Road, Suite A200, Scottsdale, Arizona 85251
                    (Address of principal executive offices)

                                 (602) 840-1040
              (Registrant's telephone number, including area code)

Item 5.  OTHER EVENTS

On June 13, 1997, Evans Withycombe Residential, L.P. (the "Operating Partnership"), of which the Registrant is the sole general partner, amended its existing Revolving Loan Agreement by and between the Banks named herein, Bank One Arizona, N.A., as administrative agent, and Bank of America National Trust and Savings Association and Wells Fargo Bank, National Association as co-agents and the Operating Partnership dated September 24, 1996 to decrease the commitment amount from $225 million to $150 million and decrease the interest rate from LIBOR plus 1.50 percent to LIBOR plus 1.15 percent.

See "Item 7.  Financial Statements and Exhibits."

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits
     The following exhibit is filed with this report on Form 8-K:

Exhibit No.        Description
-----------        -----------

10.25 Modification Agreement dated June 13, 1997 between the Operating Partnership and Bank One Arizona, N.A., a national banking association, as Administrative Agent.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                    EVANS WITHYCOMBE RESIDENTIAL, INC.




August 25, 1997                     /s/ Paul R. Fannin
---------------                     -------------------------------
 (Date)                             Paul R. Fannin,
                                    Senior Vice President and
                                    Chief Financial Officer
                                       1